FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


        THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT dated this ____ day of March 1999, effective as of March 1, 1999, by and between KONOVER PROPERTY TRUST, INC. (formerly FAC Realty Trust, Inc.) (the "Company") and PATRICK M. MINIUTTI (the "Executive").

                                    RECITALS

        A. The Company and the Executive entered into that certain Employment Agreement with an Effective Date of March 1, 1997 (the "Agreement").

        B. The Company and the Executive desire to amend the Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

                                    AGREEMENT

        1. All capitalized terms shall be deemed to have the meaning ascribed to them in the Agreement.

        2. Section 2(e)(ii) and Section 2(e)(iii) of the Agreement shall be amended by deleting, in each section "twenty percent (20%)" and substituting fifty percent (50%) in its place and stead.

        3. Except as otherwise noted herein, all other provisions of the Agreement are hereby ratified and affirmed.

        IN WITNESS WHEREOF, the parties hereto set their hand and seal as of the effective date hereof.

                                       KONOVER PROPERTY TRUST, INC.


                                       By:     /s/ C. Cammack Morton
                                          --------------------------------------
                                           C. Cammack Morton
                                           President and Chief Executive Officer


                                               /s/ Patrick M. Miniutti    (SEAL)
                                       -----------------------------------------
                                       PATRICK M. MINIUTTI